UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2021

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1100
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 463-6697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF NREF-PRA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2021, NexPoint Real Estate Finance, Inc. (the “Company”), NexPoint Real Estate Finance Operating Partnership, L.P., the Company’s operating partnership (the “OP”), and NexPoint Real Estate Advisors VII, L.P., the Company’s manager, entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell 2,000,000 shares of its common stock (the “Firm Shares”) at a public offering price of $21.00 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of its common stock (the “Option Shares” and together with the Firm Shares, the “Shares”).

The Underwriting Agreement contains customary representations, warranties and covenants, conditions to closing, indemnification obligations, and termination and other customary provisions.

The Shares were offered and sold pursuant to a prospectus supplement, dated August 17, 2021, and a base prospectus, dated March 31, 2021, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-251854). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report, and is incorporated herein by reference. The summary of the Underwriting Agreement set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01.	Other Events.

Press Release

On August 18, 2021, the Company issued a press release announcing the pricing of its public offering of common stock.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

OP Unit Redemption

At the Company’s 2021 annual meeting, the Company’s stockholders approved the potential issuance of 13,758,905.9 shares of the Company’s common stock to related parties in connection with the redemption of their OP Units or units in subsidiary partnerships of the OP that may be redeemed for OP Units. In the third quarter of 2021, the Company expects to redeem approximately 1,479,132 OP Units for cash and simultaneously issue 1,479,132 shares of common stock to the redeeming unitholders for the same cash amount. Additionally, in the third quarter of 2021, the Company expects to amend and restate the OP limited partnership agreement to create three new classes of common units (Class A, Class B and Class C), with the newly created Class A common units having 50.0% of the voting power, the newly created Class B Common units having 50.0% of the voting power and the newly created Class C units having no voting power. The reclassification of the OP Units will not have a material effect on the economic interests of the OP unitholders. Given the small ownership percentage of the Class C unitholders prior to the reclassification, the reclassification of their OP Units has an immaterial practical effect on their voting rights. The Company expects to be the sole holder of Class A units and NexPoint Real Estate Opportunities LLC (“NREO”) to be the sole holder of Class B units and each of the Company and NREO will have 50.0% of the voting power to elect directors to the OP’s board of directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1
Underwriting Agreement, dated August 18, 2021, by and among NexPoint Real Estate Finance, Inc., NexPoint Real Estate Finance Operating Partnership, L.P., NexPoint Real Estate Advisors VII, L.P. and Raymond James & Associates, Inc., as representative of the underwriters named therein

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Winston & Strawn LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

99.1	Press Release of the Company dated August 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the expected redemption of OP Units and simultaneous issuance of common stock, the expected amendment and restatement of the OP’s limited partnership agreement and the resulting classes of common units and expected ownership of the new classes. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in the Company’s filings with the Securities and Exchange Commission, particularly those specifically described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP- Finance, Secretary and Treasurer

Date: August 20, 2021